                                                                      EXHIBIT 25

                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                               ------------------

                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

           New York                                    16-1057879
           (Jurisdiction of incorporation            (I.R.S. Employer
            or organization if not a U.S.         Identification No.)
            national bank)

           140 Broadway, New York, N.Y.               10005-1180
           (212) 658-1000                             (Zip Code)
           (Address of principal executive offices)

                                  Eric Parets
                             Senior Vice President
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-6560
           (Name, address and telephone number of agent for service)

                              ORBCOMM GLOBAL, L.P.
           (Exact name of co-registrant as specified in its charter)

      Delaware                                    54-1698039
      (State or other jurisdiction           (I.R.S. Employer
      of incorporation or organization)       Identification No.)

      21700 Atlantic Boulevard
      Dulles, Virginia                               20166
      (703) 406-6000                               (Zip Code)
      (Address of principal executive offices)

                      14 % SERIES B SENIOR NOTES DUE 2004
                        (Title of Indenture Securities)

                                    General

      Item 1. General Information.

                Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervisory authority to which it is subject.

                State of New York Banking Department.

                Federal Deposit Insurance Corporation, Washington, D.C.

                Board of Governors of the Federal Reserve System, Washington,
                D.C.

           (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

      Item 2. Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None

      Item 16.  List of Exhibits.


      Exhibit
      -------
      T1A(i)                       *    -    Copy of the Organization
                                             Certificate of Marine
                                             Midland Bank.

      T1A(ii)                      *    -    Certificate of the State
                                             of New York Banking
                                             Department dated December
                                             31, 1993 as to the
                                             authority of Marine
                                             Midland Bank to commence
                                             business.

      T1A(iii)                          -    Not applicable.

      T1A(iv)                      *    -    Copy of the existing By-
                                             Laws of Marine Midland
                                             Bank as adopted on January
                                             20, 1994.

      T1A(v)                            -    Not applicable.

      T1A(vi)                      *    -    Consent of Marine Midland
                                             Bank required by Section
                                             321(b) of the Trust
                                             Indenture Act of 1939.

      T1A(vii)                          -    Copy of the latest report
                                             of condition of the
                                             trustee (June 30, 1996),
                                             published pursuant to law
                                             or the requirement of its
                                             supervisory or examining
                                             authority.

      T1A(viii)                         -    Not applicable.

      T1A(ix)                           -    Not applicable.


           * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                  SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 27th day of August, 1996.



                                   MARINE MIDLAND BANK


                                   By: /s/ BarbaraJean McCauley
                                      ---------------------------------
                                        BarbaraJean McCauley
                                        Assistant Vice President

                                                               EXHIBIT T1A (vii)

                                                                                 Board of Governors of the Federal Reserve System
                                                                                 OMB Number: 7100-0036
                                                                                 Federal Deposit Insurance Corporation
                                                                                 OMB Number: 3064-0052
                                                                                 Office of the Comptroller of the Currency
                                                                                 OMB Number: 1557-00811
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                               Expires March 31, 1999
- ------------------------------------------------------------------------------------------------------------------------------------
This financial information has not been reviewed, or confirmed                                                            -------
for accuracy or relevance, by the Federal Reserve System.                        Please refer to page i,                     1
                                                                                 Table of Contents, for                   -------
                                                                                 the required disclosure
                                                                                 of estimated burden.
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                                      (950630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996                       -----------
                                                                    (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324         This report form is to be filed by banks with branches and
(State member banks); 12 U.S.C. Section 1817 (State           consolidated subsidiaries in U.S. territories and possessions,
nonmember banks); and 12 U.S.C. Section 161 (National         Edge or Agreement subsidiaries, foreign branches, consoli-dated
banks).                                                       foreign subsidiaries, or International Banking Facilities.

- ------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed      The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must     accordance with Federal regulatory authority instructions.  NOTE:
be attested to by not less than two directors (trustees)      These instructions may in some cases differ from generally
for State nonmember banks and three directors for State       accepted accounting principles.
member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller
   --------------------------------------------               We, the undersigned directors (trustees), attest to the
Name and Title of Officer Authorized to Sign Report           correctness of this Report of Condition (including the supporting
of the named bank do hereby declare that these Reports of     schedules) and declare that it has been examined by us and to the
Condition and Income (including the supporting schedules)     best of our knowledge and belief has been prepared in conformance
have been prepared in conformance with the instructions       with the instructions issued by the appropriate Federal regulatory
issued by the appropriate Federal regulatory authority        authority and is true and correct.
and are true to the best of my knowledge and believe.
                                                                 /s/ Henry J. Nowak
                                                              ----------------------------------------------------------------------
                                                              Director (Trustee)

/s/ Gerald A. Ronning                                            /s/ Bernard J. Kennedy
- ---------------------------------------------------           ----------------------------------------------------------------------
Signature of Officer Authorized to Sign Report                Director (Trustee)

       7/25/96                                                   /s/ Northrup R. Knox
- ---------------------------------------------------           ----------------------------------------------------------------------
Date of Signature                                             Director (Trustee)

- ------------------------------------------------------------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANK: Return the original and one copy to        NATIONAL BANKS: Return the original only in the special return
the appropriate Federal Reserve District Bank.                address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only to the
STATE NONMEMBER BANKS: Return the original only in the        FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204,
special return address envelope provided.  If express         Crofton, MD 21114.
mail is used in lieu of the special return address
envelope, return the original only to the FDIC, c/o
Quality Data Systems, 2127 Espey Court, Suite 204,
Crofton, MD 21114.
- ------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number | 0 | 0 | 5 | 8 | 9 |
                        ---------------------
                           (RCRI 9030)

                      NOTICE
      This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



      REPORT OF CONDITION

      Consolidating domestic and foreign subsidiaries of the
      Marine Midland Bank              of Buffalo
                Name of Bank                City

      in the state of New York, at the close of business
      June 30, 1996


      ASSETS
                                                                            Thousands
                                                                            of dollars
      Cash and balances due from depository
      institutions:

         Noninterest-bearing balances
         currency and coin....................................                      $1,133,237
         Interest-bearing balances ...........................                       1,117,267
         Held-to-maturity securities..........................                               0
         Available-for-sale securities........................                       3,312,291

      Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds sold...................................                         555,000
         Securities purchased under
         agreements to resell.................................                         421,771

      Loans and lease financing receivables:

         Loans and leases net of unearned
         income...............................                  14,765,000
         LESS: Allowance for loan and lease
         losses...............................                     456,646
         LESS: Allocated transfer risk reserve                           0

         Loans and lease, net of unearned
         income, allowance, and reserve.......................                      14,308,354
         Trading assets.......................................                         871,466
         Premises and fixed assets (including
         capitalized leases)..................................                         181,721

      Other real estate owned.................................                           4,643
      Investments in unconsolidated
      subsidiaries and associated companies...................                               0
      Customers' liability to this bank on
      acceptances outstanding.................................                          23,253
      Intangible assets.......................................                         164,521
      Other assets............................................                         460,618
      Total assets............................................                       2,554,142

      LIABILITIES
      Deposits:
         In domestic offices...................                                     14,788,828

         Noninterest-bearing..................                   3,061,906
         Interest-bearing.....................                  11,726,922

      In foreign offices, Edge, and Agreement
      subsidiaries, and IBFs..................                                       3,485,266

         Noninterest-bearing..................                           0
         Interest-bearing.....................                   3,485,266

      Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds purchased..............................                         859,455
         Securities sold under agreements to
         repurchase...........................................                         324,584
      Demand notes issued to the U.S. Treasury                                         246,051
      Trading Liabilities......................................                        415,593

      Other borrowed money:
         With original maturity of one year
         or less..............................................                          32,459
         With original maturity of more than
         one year.............................................                               0
      Mortgage indebtedness and obligations
      under capitalized leases................................                          34,193
      Bank's liability on acceptances
      executed and outstanding................................                          23,253
      Subordinated notes and debentures.......................                         225,000
      Other liabilities.......................................                         326,680
      Total liabilities.......................................                      20,761,362
      Limited-life preferred stock and
      related surplus.........................................                               0

      EQUITY CAPITAL

      Perpetual preferred stock and related
      surplus.................................................                               0
      Common Stock............................................                         185,000
      Surplus.................................................                       1,633,098
      Undivided profits and capital reserves..................                         (23,953)
      Net unrealized holding gains (losses)
      on available-for-sale securities........................                          (1,365)
      Cumulative foreign currency translation
      adjustments.............................................                               0
      Total equity capital....................................                       1,792,780
      Total liabilities, limited-life
      preferred stock, and equity capital.....................                      22,554,142

                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                               ------------------

                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

        New York                                          16-1057879
        (Jurisdiction of incorporation              (I.R.S. Employer
         or organization if not a U.S.                Identification No.)
         national bank)

        140 Broadway, New York, N.Y.                      10005-1180
        (212) 658-1000                                    (Zip Code)
        (Address of principal executive offices)

                                  Eric Parets
                             Senior Vice President
                                  140 Broadway
                         New York, New York 10005-1180
           (Name, address and telephone number of agent for service)

                          ORBCOMM GLOBAL CAPITAL CORP.
           (Exact name of co-registrant as specified in its charter)

        Delaware                                           N/A
        (State or other jurisdiction            (I.R.S. Employer
        of incorporation or organization)         Identification No.)

        21700 Atlantic Boulevard
        Dulles, Virginia                                   20166
        (703) 406-6000                                   (Zip Code)
        (Address of principal executive offices)

                      14 % SERIES B SENIOR NOTES DUE 2004
                        (Title of Indenture Securities)

                                    General

      Item 1. General Information.

                Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervisory authority to which it is subject.

                State of New York Banking Department.

                Federal Deposit Insurance Corporation, Washington, D.C.

                Board of Governors of the Federal Reserve System, Washington,
                D.C.

           (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

      Item 2. Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None

      Item 16.  List of Exhibits.


      Exhibit
      -------
      T1A(i)                       *    -    Copy of the Organization
                                             Certificate of Marine
                                             Midland Bank.

      T1A(ii)                      *    -    Certificate of the State
                                             of New York Banking
                                             Department dated December
                                             31, 1993 as to the
                                             authority of Marine
                                             Midland Bank to commence
                                             business.

      T1A(iii)                          -    Not applicable.

      T1A(iv)                      *    -    Copy of the existing By-
                                             Laws of Marine Midland
                                             Bank as adopted on January
                                             20, 1994.

      T1A(v)                            -    Not applicable.

      T1A(vi)                      *    -    Consent of Marine Midland
                                             Bank required by Section
                                             321(b) of the Trust
                                             Indenture Act of 1939.

      T1A(vii)                          -    Copy of the latest report
                                             of condition of the
                                             trustee (June 30, 1996),
                                             published pursuant to law
                                             or the requirement of its
                                             supervisory or examining
                                             authority.

      T1A(viii)                         -    Not applicable.

      T1A(ix)                           -    Not applicable.


           * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                  SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 27th day of August, 1996.



                                   MARINE MIDLAND BANK


                                   By: /s/ BarbaraJean McCauley
                                      ---------------------------------
                                        BarbaraJean McCauley
                                        Assistant Vice President

                                                               EXHIBIT T1A (vii)

                                                                                 Board of Governors of the Federal Reserve System
                                                                                 OMB Number: 7100-0036
                                                                                 Federal Deposit Insurance Corporation
                                                                                 OMB Number: 3064-0052
                                                                                 Office of the Comptroller of the Currency
                                                                                 OMB Number: 1557-00811
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                               Expires March 31, 1999
- ------------------------------------------------------------------------------------------------------------------------------------
This financial information has not been reviewed, or confirmed                                                            -------
for accuracy or relevance, by the Federal Reserve System.                        Please refer to page i,                     1
                                                                                 Table of Contents, for                   -------
                                                                                 the required disclosure
                                                                                 of estimated burden.
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                                      (950630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996                       -----------
                                                                    (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324         This report form is to be filed by banks with branches and
(State member banks); 12 U.S.C. Section 1817 (State           consolidated subsidiaries in U.S. territories and possessions,
nonmember banks); and 12 U.S.C. Section 161 (National         Edge or Agreement subsidiaries, foreign branches, consoli-dated
banks).                                                       foreign subsidiaries, or International Banking Facilities.

- ------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed      The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must     accordance with Federal regulatory authority instructions.  NOTE:
be attested to by not less than two directors (trustees)      These instructions may in some cases differ from generally
for State nonmember banks and three directors for State       accepted accounting principles.
member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller
   --------------------------------------------               We, the undersigned directors (trustees), attest to the
Name and Title of Officer Authorized to Sign Report           correctness of this Report of Condition (including the supporting
of the named bank do hereby declare that these Reports of     schedules) and declare that it has been examined by us and to the
Condition and Income (including the supporting schedules)     best of our knowledge and belief has been prepared in conformance
have been prepared in conformance with the instructions       with the instructions issued by the appropriate Federal regulatory
issued by the appropriate Federal regulatory authority        authority and is true and correct.
and are true to the best of my knowledge and believe.
                                                                 /s/ Henry J. Nowak
                                                              ----------------------------------------------------------------------
                                                              Director (Trustee)

/s/ Gerald A. Ronning                                            /s/ Bernard J. Kennedy
- ----------------------------------------------------          ----------------------------------------------------------------------
Signature of Officer Authorized to Sign Report                Director (Trustee)

       7/25/96                                                   /s/ Northrup R. Knox
- ----------------------------------------------------          ----------------------------------------------------------------------
Date of Signature                                             Director (Trustee)

- ------------------------------------------------------------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANK: Return the original and one copy to        NATIONAL BANKS: Return the original only in the special return
the appropriate Federal Reserve District Bank.                address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only to the
STATE NONMEMBER BANKS: Return the original only in the        FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204,
special return address envelope provided.  If express         Crofton, MD 21114.
mail is used in lieu of the special return address
envelope, return the original only to the FDIC, c/o
Quality Data Systems, 2127 Espey Court, Suite 204,
Crofton, MD 21114.
- ------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number | 0 | 0 | 5 | 8 | 9 |
                        ---------------------
                           (RCRI 9030)

                      NOTICE
      This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



      REPORT OF CONDITION

      Consolidating domestic and foreign subsidiaries of the
      Marine Midland Bank              of Buffalo
                Name of Bank                City

      in the state of New York, at the close of business
      June 30, 1996


      ASSETS
                                                                            Thousands
                                                                            of dollars
      Cash and balances due from depository
      institutions:

         Noninterest-bearing balances
         currency and coin....................................                      $1,133,237
         Interest-bearing balances ...........................                       1,117,267
         Held-to-maturity securities..........................                               0
         Available-for-sale securities........................                       3,312,291

      Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds sold...................................                         555,000
         Securities purchased under
         agreements to resell.................................                         421,771

      Loans and lease financing receivables:

         Loans and leases net of unearned
         income...............................                  14,765,000
         LESS: Allowance for loan and lease
         losses...............................                     456,646
         LESS: Allocated transfer risk reserve                           0

         Loans and lease, net of unearned
         income, allowance, and reserve.......................                      14,308,354
         Trading assets.......................................                         871,466
         Premises and fixed assets (including
         capitalized leases)..................................                         181,721

      Other real estate owned.................................                           4,643
      Investments in unconsolidated
      subsidiaries and associated companies...................                               0
      Customers' liability to this bank on
      acceptances outstanding.................................                          23,253
      Intangible assets.......................................                         164,521
      Other assets............................................                         460,618
      Total assets............................................                       2,554,142

      LIABILITIES
      Deposits:
         In domestic offices...................                                     14,788,828

         Noninterest-bearing..................                   3,061,906
         Interest-bearing.....................                  11,726,922

      In foreign offices, Edge, and Agreement
      subsidiaries, and IBFs..................                                       3,485,266

         Noninterest-bearing..................                           0
         Interest-bearing.....................                   3,485,266

      Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds purchased..............................                         859,455
         Securities sold under agreements to
         repurchase...........................................                         324,584
      Demand notes issued to the U.S. Treasury                                         246,051
      Trading Liabilities......................................                        415,593

      Other borrowed money:
         With original maturity of one year
         or less..............................................                          32,459
         With original maturity of more than
         one year.............................................                               0
      Mortgage indebtedness and obligations
      under capitalized leases................................                          34,193
      Bank's liability on acceptances
      executed and outstanding................................                          23,253
      Subordinated notes and debentures.......................                         225,000
      Other liabilities.......................................                         326,680
      Total liabilities.......................................                      20,761,362
      Limited-life preferred stock and
      related surplus.........................................                               0

      EQUITY CAPITAL

      Perpetual preferred stock and related
      surplus.................................................                               0
      Common Stock............................................                         185,000
      Surplus.................................................                       1,633,098
      Undivided profits and capital reserves..................                         (23,953)
      Net unrealized holding gains (losses)
      on available-for-sale securities........................                          (1,365)
      Cumulative foreign currency translation
      adjustments.............................................                               0
      Total equity capital....................................                       1,792,780
      Total liabilities, limited-life
      preferred stock, and equity capital.....................                      22,554,142

                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                               ------------------

                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

      New York                                      16-1057879
      (Jurisdiction of incorporation          (I.R.S. Employer
       or organization if not a U.S.            Identification No.)
       national bank)

      140 Broadway, New York, N.Y.                 10005-1180
      (212) 658-1000                               (Zip Code)
      (Address of principal executive offices)

                                  Eric Parets
                             Senior Vice President
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-6560
           (Name, address and telephone number of agent for service)

                               ORBCOMM USA, L.P.
           (Exact name of co-registrant as specified in its charter)

      Delaware                                     54-1689429
      (State or other jurisdiction         (I.R.S. Employer
      of incorporation or organization)       Identification No.)

      21700 Atlantic Boulevard
      Dulles, Virginia                               20166
      (703) 406-6000                              (Zip Code)
      (Address of principal executive offices)

                      14 % SERIES B SENIOR NOTES DUE 2004
                        (Title of Indenture Securities)

                                    General

      Item 1. General Information.

                Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervisory authority to which it is subject.

                State of New York Banking Department.

                Federal Deposit Insurance Corporation, Washington, D.C.

                Board of Governors of the Federal Reserve System, Washington,
                D.C.

           (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

      Item 2. Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None

      Item 16.  List of Exhibits.


      Exhibit
      -------
      T1A(i)                       *    -    Copy of the Organization
                                             Certificate of Marine
                                             Midland Bank.

      T1A(ii)                      *    -    Certificate of the State
                                             of New York Banking
                                             Department dated December
                                             31, 1993 as to the
                                             authority of Marine
                                             Midland Bank to commence
                                             business.

      T1A(iii)                          -    Not applicable.

      T1A(iv)                      *    -    Copy of the existing By-
                                             Laws of Marine Midland
                                             Bank as adopted on January
                                             20, 1994.

      T1A(v)                            -    Not applicable.

      T1A(vi)                      *    -    Consent of Marine Midland
                                             Bank required by Section
                                             321(b) of the Trust
                                             Indenture Act of 1939.

      T1A(vii)                          -    Copy of the latest report
                                             of condition of the
                                             trustee (June 30, 1996),
                                             published pursuant to law
                                             or the requirement of its
                                             supervisory or examining
                                             authority.

      T1A(viii)                         -    Not applicable.

      T1A(ix)                           -    Not applicable.


           * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                  SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 27th day of August, 1996.



                                   MARINE MIDLAND BANK


                                   By: /s/ BarbaraJean McCauley
                                      ---------------------------------
                                        BarbaraJean McCauley
                                        Assistant Vice President

                                                               EXHIBIT T1A (vii)

                                                                                 Board of Governors of the Federal Reserve System
                                                                                 OMB Number: 7100-0036
                                                                                 Federal Deposit Insurance Corporation
                                                                                 OMB Number: 3064-0052
                                                                                 Office of the Comptroller of the Currency
                                                                                 OMB Number: 1557-00811
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                               Expires March 31, 1999
- ------------------------------------------------------------------------------------------------------------------------------------
This financial information has not been reviewed, or confirmed                                                            -------
for accuracy or relevance, by the Federal Reserve System.                        Please refer to page i,                     1
                                                                                 Table of Contents, for                   -------
                                                                                 the required disclosure
                                                                                 of estimated burden.
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                                      (950630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996                       -----------
                                                                    (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324         This report form is to be filed by banks with branches and
(State member banks); 12 U.S.C. Section 1817 (State           consolidated subsidiaries in U.S. territories and possessions,
nonmember banks); and 12 U.S.C. Section 161 (National         Edge or Agreement subsidiaries, foreign branches, consoli-dated
banks).                                                       foreign subsidiaries, or International Banking Facilities.

- ------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed      The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must     accordance with Federal regulatory authority instructions.  NOTE:
be attested to by not less than two directors (trustees)      These instructions may in some cases differ from generally
for State nonmember banks and three directors for State       accepted accounting principles.
member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller
   --------------------------------------------               We, the undersigned directors (trustees), attest to the
Name and Title of Officer Authorized to Sign Report           correctness of this Report of Condition (including the supporting
of the named bank do hereby declare that these Reports of     schedules) and declare that it has been examined by us and to the
Condition and Income (including the supporting schedules)     best of our knowledge and belief has been prepared in conformance
have been prepared in conformance with the instructions       with the instructions issued by the appropriate Federal regulatory
issued by the appropriate Federal regulatory authority        authority and is true and correct.
and are true to the best of my knowledge and believe.
                                                                 /s/ Henry J. Nowak
                                                              ----------------------------------------------------------------------
                                                              Director (Trustee)

/s/ Gerald A. Ronning                                            /s/ Bernard J. Kennedy
- -------------------------------------------------------       ----------------------------------------------------------------------
Signature of Officer Authorized to Sign Report                Director (Trustee)

       7/25/96                                                   /s/ Northrup R. Knox
- -------------------------------------------------------       ----------------------------------------------------------------------
Date of Signature                                             Director (Trustee)

- ------------------------------------------------------------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANK: Return the original and one copy to        NATIONAL BANKS: Return the original only in the special return
the appropriate Federal Reserve District Bank.                address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only to the
STATE NONMEMBER BANKS: Return the original only in the        FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204,
special return address envelope provided.  If express         Crofton, MD 21114.
mail is used in lieu of the special return address
envelope, return the original only to the FDIC, c/o
Quality Data Systems, 2127 Espey Court, Suite 204,
Crofton, MD 21114.
- ------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number | 0 | 0 | 5 | 8 | 9 |
                        ---------------------
                           (RCRI 9030)

                      NOTICE
      This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



      REPORT OF CONDITION

      Consolidating domestic and foreign subsidiaries of the
      Marine Midland Bank              of Buffalo
                Name of Bank                City

      in the state of New York, at the close of business
      June 30, 1996


      ASSETS
                                                                            Thousands
                                                                            of dollars
      Cash and balances due from depository
      institutions:

         Noninterest-bearing balances
         currency and coin....................................                      $1,133,237
         Interest-bearing balances ...........................                       1,117,267
         Held-to-maturity securities..........................                               0
         Available-for-sale securities........................                       3,312,291

      Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds sold...................................                         555,000
         Securities purchased under
         agreements to resell.................................                         421,771

      Loans and lease financing receivables:

         Loans and leases net of unearned
         income...............................                  14,765,000
         LESS: Allowance for loan and lease
         losses...............................                     456,646
         LESS: Allocated transfer risk reserve                           0

         Loans and lease, net of unearned
         income, allowance, and reserve.......................                      14,308,354
         Trading assets.......................................                         871,466
         Premises and fixed assets (including
         capitalized leases)..................................                         181,721

      Other real estate owned.................................                           4,643
      Investments in unconsolidated
      subsidiaries and associated companies...................                               0
      Customers' liability to this bank on
      acceptances outstanding.................................                          23,253
      Intangible assets.......................................                         164,521
      Other assets............................................                         460,618
      Total assets............................................                       2,554,142

      LIABILITIES
      Deposits:
         In domestic offices...................                                     14,788,828

         Noninterest-bearing..................                   3,061,906
         Interest-bearing.....................                  11,726,922

      In foreign offices, Edge, and Agreement
      subsidiaries, and IBFs..................                                       3,485,266

         Noninterest-bearing..................                           0
         Interest-bearing.....................                   3,485,266

      Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds purchased..............................                         859,455
         Securities sold under agreements to
         repurchase...........................................                         324,584
      Demand notes issued to the U.S. Treasury                                         246,051
      Trading Liabilities......................................                        415,593

      Other borrowed money:
         With original maturity of one year
         or less..............................................                          32,459
         With original maturity of more than
         one year.............................................                               0
      Mortgage indebtedness and obligations
      under capitalized leases................................                          34,193
      Bank's liability on acceptances
      executed and outstanding................................                          23,253
      Subordinated notes and debentures.......................                         225,000
      Other liabilities.......................................                         326,680
      Total liabilities.......................................                      20,761,362
      Limited-life preferred stock and
      related surplus.........................................                               0

      EQUITY CAPITAL

      Perpetual preferred stock and related
      surplus.................................................                               0
      Common Stock............................................                         185,000
      Surplus.................................................                       1,633,098
      Undivided profits and capital reserves..................                         (23,953)
      Net unrealized holding gains (losses)
      on available-for-sale securities........................                          (1,365)
      Cumulative foreign currency translation
      adjustments.............................................                               0
      Total equity capital....................................                       1,792,780
      Total liabilities, limited-life
      preferred stock, and equity capital.....................                      22,554,142

                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                               ------------------

                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

      New York                                      16-1057879
      (Jurisdiction of incorporation          (I.R.S. Employer
       or organization if not a U.S.            Identification No.)
       national bank)

      140 Broadway, New York, N.Y.                 10005-1180
      (212) 658-1000                               (Zip Code)
      (Address of principal executive offices)

                                  Eric Parets
                             Senior Vice President
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-6560
           (Name, address and telephone number of agent for service)

                      ORBCOMM INTERNATIONAL PARTNERS, L.P.
           (Exact name of co-registrant as specified in its charter)

      Delaware                                     54-1690862
      (State or other jurisdiction         (I.R.S. Employer
      of incorporation or organization)       Identification No.)

      21700 Atlantic Boulevard
      Dulles, Virginia                               20166
      (703) 406-6000                              (Zip Code)
      (Address of principal executive offices)

                      14 % SERIES B SENIOR NOTES DUE 2004
                        (Title of Indenture Securities)

                                    General

      Item 1. General Information.

                Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervisory authority to which it is subject.

                State of New York Banking Department.

                Federal Deposit Insurance Corporation, Washington, D.C.

                Board of Governors of the Federal Reserve System, Washington,
                D.C.

           (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

      Item 2. Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None

      Item 16.  List of Exhibits.


      Exhibit
      -------
      T1A(i)                       *    -    Copy of the Organization
                                             Certificate of Marine
                                             Midland Bank.

      T1A(ii)                      *    -    Certificate of the State
                                             of New York Banking
                                             Department dated December
                                             31, 1993 as to the
                                             authority of Marine
                                             Midland Bank to commence
                                             business.

      T1A(iii)                          -    Not applicable.

      T1A(iv)                      *    -    Copy of the existing By-
                                             Laws of Marine Midland
                                             Bank as adopted on January
                                             20, 1994.

      T1A(v)                            -    Not applicable.

      T1A(vi)                      *    -    Consent of Marine Midland
                                             Bank required by Section
                                             321(b) of the Trust
                                             Indenture Act of 1939.

      T1A(vii)                          -    Copy of the latest report
                                             of condition of the
                                             trustee (June 30, 1996),
                                             published pursuant to law
                                             or the requirement of its
                                             supervisory or examining
                                             authority.

      T1A(viii)                         -    Not applicable.

      T1A(ix)                           -    Not applicable.


           * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                  SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 27th day of August, 1996.



                                   MARINE MIDLAND BANK


                                   By: /s/ BarbaraJean McCauley
                                      ---------------------------------
                                        BarbaraJean McCauley
                                        Assistant Vice President

                                                               EXHIBIT T1A (vii)

                                                                                 Board of Governors of the Federal Reserve System
                                                                                 OMB Number: 7100-0036
                                                                                 Federal Deposit Insurance Corporation
                                                                                 OMB Number: 3064-0052
                                                                                 Office of the Comptroller of the Currency
                                                                                 OMB Number: 1557-00811
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                               Expires March 31, 1999
- ------------------------------------------------------------------------------------------------------------------------------------
This financial information has not been reviewed, or confirmed                                                            -------
for accuracy or relevance, by the Federal Reserve System.                        Please refer to page i,                     1
                                                                                 Table of Contents, for                   -------
                                                                                 the required disclosure
                                                                                 of estimated burden.
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                                      (950630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996                       -----------
                                                                    (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324         This report form is to be filed by banks with branches and
(State member banks); 12 U.S.C. Section 1817 (State           consolidated subsidiaries in U.S. territories and possessions,
nonmember banks); and 12 U.S.C. Section 161 (National         Edge or Agreement subsidiaries, foreign branches, consoli-dated
banks).                                                       foreign subsidiaries, or International Banking Facilities.

- ------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed      The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must     accordance with Federal regulatory authority instructions.  NOTE:
be attested to by not less than two directors (trustees)      These instructions may in some cases differ from generally
for State nonmember banks and three directors for State       accepted accounting principles.
member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller
   --------------------------------------------               We, the undersigned directors (trustees), attest to the
Name and Title of Officer Authorized to Sign Report           correctness of this Report of Condition (including the supporting
of the named bank do hereby declare that these Reports of     schedules) and declare that it has been examined by us and to the
Condition and Income (including the supporting schedules)     best of our knowledge and belief has been prepared in conformance
have been prepared in conformance with the instructions       with the instructions issued by the appropriate Federal regulatory
issued by the appropriate Federal regulatory authority        authority and is true and correct.
and are true to the best of my knowledge and believe.
                                                                 /s/ Henry J. Nowak
                                                              ----------------------------------------------------------------------
                                                              Director (Trustee)

/s/ Gerald A. Ronning                                            /s/ Bernard J. Kennedy
- --------------------------------------------------------      ----------------------------------------------------------------------
Signature of Officer Authorized to Sign Report                Director (Trustee)

       7/25/96                                                   /s/ Northrup R. Knox
- --------------------------------------------------------      ----------------------------------------------------------------------
Date of Signature                                             Director (Trustee)

- ------------------------------------------------------------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANK: Return the original and one copy to        NATIONAL BANKS: Return the original only in the special return
the appropriate Federal Reserve District Bank.                address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only to the
STATE NONMEMBER BANKS: Return the original only in the        FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204,
special return address envelope provided.  If express         Crofton, MD 21114.
mail is used in lieu of the special return address
envelope, return the original only to the FDIC, c/o
Quality Data Systems, 2127 Espey Court, Suite 204,
Crofton, MD 21114.
- ------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number | 0 | 0 | 5 | 8 | 9 |
                        ---------------------
                           (RCRI 9030)

                      NOTICE
      This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



      REPORT OF CONDITION

      Consolidating domestic and foreign subsidiaries of the
      Marine Midland Bank              of Buffalo
                Name of Bank                City

      in the state of New York, at the close of business
      June 30, 1996


      ASSETS
                                                                            Thousands
                                                                            of dollars
      Cash and balances due from depository
      institutions:

         Noninterest-bearing balances
         currency and coin....................................                      $1,133,237
         Interest-bearing balances ...........................                       1,117,267
         Held-to-maturity securities..........................                               0
         Available-for-sale securities........................                       3,312,291

      Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds sold...................................                         555,000
         Securities purchased under
         agreements to resell.................................                         421,771

      Loans and lease financing receivables:

         Loans and leases net of unearned
         income...............................                  14,765,000
         LESS: Allowance for loan and lease
         losses...............................                     456,646
         LESS: Allocated transfer risk reserve                           0

         Loans and lease, net of unearned
         income, allowance, and reserve.......................                      14,308,354
         Trading assets.......................................                         871,466
         Premises and fixed assets (including
         capitalized leases)..................................                         181,721

      Other real estate owned.................................                           4,643
      Investments in unconsolidated
      subsidiaries and associated companies...................                               0
      Customers' liability to this bank on
      acceptances outstanding.................................                          23,253
      Intangible assets.......................................                         164,521
      Other assets............................................                         460,618
      Total assets............................................                       2,554,142

      LIABILITIES
      Deposits:
         In domestic offices...................                                     14,788,828

         Noninterest-bearing..................                   3,061,906
         Interest-bearing.....................                  11,726,922

      In foreign offices, Edge, and Agreement
      subsidiaries, and IBFs..................                                       3,485,266

         Noninterest-bearing..................                           0
         Interest-bearing.....................                   3,485,266

      Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds purchased..............................                         859,455
         Securities sold under agreements to
         repurchase...........................................                         324,584
      Demand notes issued to the U.S. Treasury                                         246,051
      Trading Liabilities......................................                        415,593

      Other borrowed money:
         With original maturity of one year
         or less..............................................                          32,459
         With original maturity of more than
         one year.............................................                               0
      Mortgage indebtedness and obligations
      under capitalized leases................................                          34,193
      Bank's liability on acceptances
      executed and outstanding................................                          23,253
      Subordinated notes and debentures.......................                         225,000
      Other liabilities.......................................                         326,680
      Total liabilities.......................................                      20,761,362
      Limited-life preferred stock and
      related surplus.........................................                               0

      EQUITY CAPITAL

      Perpetual preferred stock and related
      surplus.................................................                               0
      Common Stock............................................                         185,000
      Surplus.................................................                       1,633,098
      Undivided profits and capital reserves..................                         (23,953)
      Net unrealized holding gains (losses)
      on available-for-sale securities........................                          (1,365)
      Cumulative foreign currency translation
      adjustments.............................................                               0
      Total equity capital....................................                       1,792,780
      Total liabilities, limited-life
      preferred stock, and equity capital.....................                      22,554,142

                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                               ------------------

                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

      New York                                      16-1057879
      (Jurisdiction of incorporation         (I.R.S. Employer
       or organization if not a U.S.              Identification No.)
       national bank)

      140 Broadway, New York, N.Y.                   10005-1180
      (212) 658-1000                                 (Zip Code)
      (Address of principal executive offices)

                                  Eric Parets
                             Senior Vice President
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-6560
           (Name, address and telephone number of agent for service)

                       ORBITAL COMMUNICATIONS CORPORATION
           (Exact name of co-registrant as specified in its charter)

      Delaware                                        54-1535585
      (State or other jurisdiction                (I.R.S. Employer
      of incorporation or organization)              Identification No.)

      21700 Atlantic Boulevard
      Dulles, Virginia                                   20166
      (703) 406-6000                                   (Zip Code)
      (Address of principal executive offices)

                      14 % SERIES B SENIOR NOTES DUE 2004
                        (Title of Indenture Securities)

                                    General

      Item 1. General Information.

                Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervisory authority to which it is subject.

                State of New York Banking Department.

                Federal Deposit Insurance Corporation, Washington, D.C.

                Board of Governors of the Federal Reserve System, Washington,
                D.C.

           (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

      Item 2. Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None

      Item 16.  List of Exhibits.


      Exhibit
      -------
      T1A(i)                       *    -    Copy of the Organization
                                             Certificate of Marine
                                             Midland Bank.

      T1A(ii)                      *    -    Certificate of the State
                                             of New York Banking
                                             Department dated December
                                             31, 1993 as to the
                                             authority of Marine
                                             Midland Bank to commence
                                             business.

      T1A(iii)                          -    Not applicable.

      T1A(iv)                      *    -    Copy of the existing By-
                                             Laws of Marine Midland
                                             Bank as adopted on January
                                             20, 1994.

      T1A(v)                            -    Not applicable.

      T1A(vi)                      *    -    Consent of Marine Midland
                                             Bank required by Section
                                             321(b) of the Trust
                                             Indenture Act of 1939.

      T1A(vii)                          -    Copy of the latest report
                                             of condition of the
                                             trustee (June 30, 1996),
                                             published pursuant to law
                                             or the requirement of its
                                             supervisory or examining
                                             authority.

      T1A(viii)                         -    Not applicable.

      T1A(ix)                           -    Not applicable.


           * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                  SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 27th day of August, 1996.



                                   MARINE MIDLAND BANK


                                   By: /s/ BarbaraJean McCauley
                                      ---------------------------------
                                        BarbaraJean McCauley
                                        Assistant Vice President

                                                               EXHIBIT T1A (vii)

                                                                                 Board of Governors of the Federal Reserve System
                                                                                 OMB Number: 7100-0036
                                                                                 Federal Deposit Insurance Corporation
                                                                                 OMB Number: 3064-0052
                                                                                 Office of the Comptroller of the Currency
                                                                                 OMB Number: 1557-00811
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                               Expires March 31, 1999
- ------------------------------------------------------------------------------------------------------------------------------------
This financial information has not been reviewed, or confirmed                                                            -------
for accuracy or relevance, by the Federal Reserve System.                        Please refer to page i,                     1
                                                                                 Table of Contents, for                   -------
                                                                                 the required disclosure
                                                                                 of estimated burden.
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                                      (950630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996                       -----------
                                                                    (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324         This report form is to be filed by banks with branches and
(State member banks); 12 U.S.C. Section 1817 (State           consolidated subsidiaries in U.S. territories and possessions,
nonmember banks); and 12 U.S.C. Section 161 (National         Edge or Agreement subsidiaries, foreign branches, consoli-dated
banks).                                                       foreign subsidiaries, or International Banking Facilities.

- ------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed      The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must     accordance with Federal regulatory authority instructions.  NOTE:
be attested to by not less than two directors (trustees)      These instructions may in some cases differ from generally
for State nonmember banks and three directors for State       accepted accounting principles.
member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller
   --------------------------------------------               We, the undersigned directors (trustees), attest to the
Name and Title of Officer Authorized to Sign Report           correctness of this Report of Condition (including the supporting
of the named bank do hereby declare that these Reports of     schedules) and declare that it has been examined by us and to the
Condition and Income (including the supporting schedules)     best of our knowledge and belief has been prepared in conformance
have been prepared in conformance with the instructions       with the instructions issued by the appropriate Federal regulatory
issued by the appropriate Federal regulatory authority        authority and is true and correct.
and are true to the best of my knowledge and believe.
                                                                 /s/ Henry J. Nowak
                                                              ----------------------------------------------------------------------
                                                              Director (Trustee)

/s/ Gerald A. Ronning                                            /s/ Bernard J. Kennedy
- ---------------------------------------------------------     ----------------------------------------------------------------------
Signature of Officer Authorized to Sign Report                Director (Trustee)

       7/25/96                                                   /s/ Northrup R. Knox
- ---------------------------------------------------------     ----------------------------------------------------------------------
Date of Signature                                             Director (Trustee)

- ------------------------------------------------------------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANK: Return the original and one copy to        NATIONAL BANKS: Return the original only in the special return
the appropriate Federal Reserve District Bank.                address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only to the
STATE NONMEMBER BANKS: Return the original only in the        FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204,
special return address envelope provided.  If express         Crofton, MD 21114.
mail is used in lieu of the special return address
envelope, return the original only to the FDIC, c/o
Quality Data Systems, 2127 Espey Court, Suite 204,
Crofton, MD 21114.
- ------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number | 0 | 0 | 5 | 8 | 9 |
                        ---------------------
                           (RCRI 9030)

                      NOTICE
      This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



      REPORT OF CONDITION

      Consolidating domestic and foreign subsidiaries of the
      Marine Midland Bank              of Buffalo
                Name of Bank                City

      in the state of New York, at the close of business
      June 30, 1996


      ASSETS
                                                                            Thousands
                                                                            of dollars
      Cash and balances due from depository
      institutions:

         Noninterest-bearing balances
         currency and coin....................................                      $1,133,237
         Interest-bearing balances ...........................                       1,117,267
         Held-to-maturity securities..........................                               0
         Available-for-sale securities........................                       3,312,291

      Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds sold...................................                         555,000
         Securities purchased under
         agreements to resell.................................                         421,771

      Loans and lease financing receivables:

         Loans and leases net of unearned
         income...............................                  14,765,000
         LESS: Allowance for loan and lease
         losses...............................                     456,646
         LESS: Allocated transfer risk reserve                           0

         Loans and lease, net of unearned
         income, allowance, and reserve.......................                      14,308,354
         Trading assets.......................................                         871,466
         Premises and fixed assets (including
         capitalized leases)..................................                         181,721

      Other real estate owned.................................                           4,643
      Investments in unconsolidated
      subsidiaries and associated companies...................                               0
      Customers' liability to this bank on
      acceptances outstanding.................................                          23,253
      Intangible assets.......................................                         164,521
      Other assets............................................                         460,618
      Total assets............................................                       2,554,142

      LIABILITIES
      Deposits:
         In domestic offices...................                                     14,788,828

         Noninterest-bearing..................                   3,061,906
         Interest-bearing.....................                  11,726,922

      In foreign offices, Edge, and Agreement
      subsidiaries, and IBFs..................                                       3,485,266

         Noninterest-bearing..................                           0
         Interest-bearing.....................                   3,485,266

      Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds purchased..............................                         859,455
         Securities sold under agreements to
         repurchase...........................................                         324,584
      Demand notes issued to the U.S. Treasury                                         246,051
      Trading Liabilities......................................                        415,593

      Other borrowed money:
         With original maturity of one year
         or less..............................................                          32,459
         With original maturity of more than
         one year.............................................                               0
      Mortgage indebtedness and obligations
      under capitalized leases................................                          34,193
      Bank's liability on acceptances
      executed and outstanding................................                          23,253
      Subordinated notes and debentures.......................                         225,000
      Other liabilities.......................................                         326,680
      Total liabilities.......................................                      20,761,362
      Limited-life preferred stock and
      related surplus.........................................                               0

      EQUITY CAPITAL

      Perpetual preferred stock and related
      surplus.................................................                               0
      Common Stock............................................                         185,000
      Surplus.................................................                       1,633,098
      Undivided profits and capital reserves..................                         (23,953)
      Net unrealized holding gains (losses)
      on available-for-sale securities........................                          (1,365)
      Cumulative foreign currency translation
      adjustments.............................................                               0
      Total equity capital....................................                       1,792,780
      Total liabilities, limited-life
      preferred stock, and equity capital.....................                      22,554,142

                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                               ------------------

                              MARINE MIDLAND BANK
              (Exact name of trustee as specified in its charter)

      New York                                      16-1057879
      (Jurisdiction of incorporation         (I.R.S. Employer
       or organization if not a U.S.              Identification No.)
       national bank)

      140 Broadway, New York, N.Y.                   10005-1180
      (212) 658-1000                                 (Zip Code)
      (Address of principal executive offices)

                                  Eric Parets
                             Senior Vice President
                                  140 Broadway
                         New York, New York 10005-1180
                              Tel: (212) 658-6560
           (Name, address and telephone number of agent for service)

                           TELEGLOBE MOBILE PARTNERS
           (Exact name of co-registrant as specified in its charter)

      Delaware                                        98-1035820
      (State or other jurisdiction                (I.R.S. Employer
      of incorporation or organization)              Identification No.)

      21700 Atlantic Boulevard
      Dulles, Virginia                                   20166
      (703) 406-6000                                   (Zip Code)
      (Address of principal executive offices)

                      14 % SERIES B SENIOR NOTES DUE 2004
                        (Title of Indenture Securities)

                                    General

      Item 1. General Information.

                Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervisory authority to which it is subject.

                State of New York Banking Department.

                Federal Deposit Insurance Corporation, Washington, D.C.

                Board of Governors of the Federal Reserve System, Washington,
                D.C.

           (b) Whether it is authorized to exercise corporate trust powers.

                     Yes.

      Item 2. Affiliations with Obligor.

                If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None

      Item 16.  List of Exhibits.


      Exhibit
      -------
      T1A(i)                       *    -    Copy of the Organization
                                             Certificate of Marine
                                             Midland Bank.

      T1A(ii)                      *    -    Certificate of the State
                                             of New York Banking
                                             Department dated December
                                             31, 1993 as to the
                                             authority of Marine
                                             Midland Bank to commence
                                             business.

      T1A(iii)                          -    Not applicable.

      T1A(iv)                      *    -    Copy of the existing By-
                                             Laws of Marine Midland
                                             Bank as adopted on January
                                             20, 1994.

      T1A(v)                            -    Not applicable.

      T1A(vi)                      *    -    Consent of Marine Midland
                                             Bank required by Section
                                             321(b) of the Trust
                                             Indenture Act of 1939.

      T1A(vii)                          -    Copy of the latest report
                                             of condition of the
                                             trustee (June 30, 1996),
                                             published pursuant to law
                                             or the requirement of its
                                             supervisory or examining
                                             authority.

      T1A(viii)                         -    Not applicable.

      T1A(ix)                           -    Not applicable.


           * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                  SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 27th day of August, 1996.



                                   MARINE MIDLAND BANK


                                   By: /s/ BarbaraJean McCauley
                                      ---------------------------------
                                        BarbaraJean McCauley
                                        Assistant Vice President

                                                               EXHIBIT T1A (vii)

                                                                                 Board of Governors of the Federal Reserve System
                                                                                 OMB Number: 7100-0036
                                                                                 Federal Deposit Insurance Corporation
                                                                                 OMB Number: 3064-0052
                                                                                 Office of the Comptroller of the Currency
                                                                                 OMB Number: 1557-00811
      FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                         Expires March 31, 1999
- ------------------------------------------------------------------------------------------------------------------------------------
      This financial information has not been reviewed, or confirmed                                                      -------
      for accuracy or relevance, by the Federal Reserve System.                  Please refer to page i,                     1
                                                                                 Table of Contents, for                   -------
                                                                                 the required disclosure
                                                                                 of estimated burden.
- ------------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                                      (950630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996                       -----------
                                                                    (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324         This report form is to be filed by banks with branches and
(State member banks); 12 U.S.C. Section 1817 (State           consolidated subsidiaries in U.S. territories and possessions,
nonmember banks); and 12 U.S.C. Section 161 (National         Edge or Agreement subsidiaries, foreign branches, consoli-dated
banks).                                                       foreign subsidiaries, or International Banking Facilities.

- ------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed      The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must     accordance with Federal regulatory authority instructions.  NOTE:
be attested to by not less than two directors (trustees)      These instructions may in some cases differ from generally
for State nonmember banks and three directors for State       accepted accounting principles.
member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller
   --------------------------------------------               We, the undersigned directors (trustees), attest to the
Name and Title of Officer Authorized to Sign Report           correctness of this Report of Condition (including the supporting
of the named bank do hereby declare that these Reports of     schedules) and declare that it has been examined by us and to the
Condition and Income (including the supporting schedules)     best of our knowledge and belief has been prepared in conformance
have been prepared in conformance with the instructions       with the instructions issued by the appropriate Federal regulatory
issued by the appropriate Federal regulatory authority        authority and is true and correct.
and are true to the best of my knowledge and believe.
                                                                 /s/ Henry J. Nowak
                                                              ----------------------------------------------------------------------
                                                              Director (Trustee)

/s/ Gerald A. Ronning                                            /s/ Bernard J. Kennedy
- ----------------------------------------------------          ----------------------------------------------------------------------
Signature of Officer Authorized to Sign Report                Director (Trustee)

       7/25/96                                                   /s/ Northrup R. Knox
- ----------------------------------------------------          ----------------------------------------------------------------------
Date of Signature                                             Director (Trustee)

- ------------------------------------------------------------------------------------------------------------------------------------

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANK: Return the original and one copy to        NATIONAL BANKS: Return the original only in the special return
the appropriate Federal Reserve District Bank.                address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only to the
STATE NONMEMBER BANKS: Return the original only in the        FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204,
special return address envelope provided.  If express         Crofton, MD 21114.
mail is used in lieu of the special return address
envelope, return the original only to the FDIC, c/o
Quality Data Systems, 2127 Espey Court, Suite 204,
Crofton, MD 21114.
- ------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number | 0 | 0 | 5 | 8 | 9 |
                        ---------------------
                           (RCRI 9030)

                      NOTICE
      This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



      REPORT OF CONDITION

      Consolidating domestic and foreign subsidiaries of the
      Marine Midland Bank              of Buffalo
                Name of Bank                City

      in the state of New York, at the close of business
      June 30, 1996


      ASSETS
                                                                            Thousands
                                                                            of dollars
      Cash and balances due from depository
      institutions:

         Noninterest-bearing balances
         currency and coin....................................                      $1,133,237
         Interest-bearing balances ...........................                       1,117,267
         Held-to-maturity securities..........................                               0
         Available-for-sale securities........................                       3,312,291

      Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds sold...................................                         555,000
         Securities purchased under
         agreements to resell.................................                         421,771

      Loans and lease financing receivables:

         Loans and leases net of unearned
         income...............................                  14,765,000
         LESS: Allowance for loan and lease
         losses...............................                     456,646
         LESS: Allocated transfer risk reserve                           0

         Loans and lease, net of unearned
         income, allowance, and reserve.......................                      14,308,354
         Trading assets.......................................                         871,466
         Premises and fixed assets (including
         capitalized leases)..................................                         181,721

      Other real estate owned.................................                           4,643
      Investments in unconsolidated
      subsidiaries and associated companies...................                               0
      Customers' liability to this bank on
      acceptances outstanding.................................                          23,253
      Intangible assets.......................................                         164,521
      Other assets............................................                         460,618
      Total assets............................................                       2,554,142

      LIABILITIES
      Deposits:
         In domestic offices...................                                     14,788,828

         Noninterest-bearing..................                   3,061,906
         Interest-bearing.....................                  11,726,922

      In foreign offices, Edge, and Agreement
      subsidiaries, and IBFs..................                                       3,485,266

         Noninterest-bearing..................                           0
         Interest-bearing.....................                   3,485,266

      Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

         Federal funds purchased..............................                         859,455
         Securities sold under agreements to
         repurchase...........................................                         324,584
      Demand notes issued to the U.S. Treasury                                         246,051
      Trading Liabilities......................................                        415,593

      Other borrowed money:
         With original maturity of one year
         or less..............................................                          32,459
         With original maturity of more than
         one year.............................................                               0
      Mortgage indebtedness and obligations
      under capitalized leases................................                          34,193
      Bank's liability on acceptances
      executed and outstanding................................                          23,253
      Subordinated notes and debentures.......................                         225,000
      Other liabilities.......................................                         326,680
      Total liabilities.......................................                      20,761,362
      Limited-life preferred stock and
      related surplus.........................................                               0

      EQUITY CAPITAL

      Perpetual preferred stock and related
      surplus.................................................                               0
      Common Stock............................................                         185,000
      Surplus.................................................                       1,633,098
      Undivided profits and capital reserves..................                         (23,953)
      Net unrealized holding gains (losses)
      on available-for-sale securities........................                          (1,365)
      Cumulative foreign currency translation
      adjustments.............................................                               0
      Total equity capital....................................                       1,792,780
      Total liabilities, limited-life
      preferred stock, and equity capital.....................                      22,554,142